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                                                                   Exhibit 23.01




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements (File Nos. 33-36110, 33-43025, 33-45001, 33-48371 and
33-53913) on Form S-8.




                                                 /s/  ARTHUR ANDERSEN LLP
                                                 ---------------------------
                                                      Arthur Andersen LLP

San Jose, California
March 28, 1995